Share-Based Compensation - Fair Value Measurement of Stock Options (Detail)	12 Months Ended
	Dec. 31, 2025 USD ($) yr $ / shares	Dec. 31, 2024 USD ($) yr $ / shares
Disclosure of Weighted average fair value [abstract]
Weighted-average fair value | $	$ 40.26	$ 35.93
Share price	$ 176.06	$ 157.02
Exercise price	$ 176.06	$ 157.02
Risk-free interest rate	4.10%	4.20%
Dividend yield	1.60%	1.80%
Volatility factor	22.00%	23.00%
Expected life (in years) | yr	5	5